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                                                                       Exhibit A


                List of Members, Directors and Executive Officers
                              of Reporting Persons


                     UBS CAPITAL JERSEY CORPORATION II LTD.

         The names and titles of the directors and executive officers of UBS Capital Jersey Corporation II, Ltd. and their business addresses and principal occupations are set forth below.

                                                       PRINCIPAL OCCUPATION/
NAME OF DIRECTOR              NATIONALITY              ADDRESS
----------------              -----------              ---------------------

Andrew Evans                  British                  Finance Director
                                                       UBS AG, London Branch
                                                       100 Liverpool Street
                                                       London

Derek Smith                   Swiss                    Managing Director
                                                       UBS AG
                                                       Pelikanstrasse 6/8
                                                       Zurich

Anthony R. Hillman            British                  Attorney
                                                       Jersey Trust Company
                                                       P.O. Box 1075
                                                       Elizabeth House
                                                       9 Castle Street
                                                       St. Helier
                                                       Jersey JE4 2QB
                                                       Channel Islands

Nigel A. LeQuesne             British                  Attorney
                                                       Jersey Trust Company
                                                       P.O. Box 1075
                                                       Elizabeth House
                                                       9 Castle Street
                                                       St. Helier
                                                       Jersey JE4 2QB
                                                       Channel Islands

         JTC Management Limited, a limited partnership formed under the laws of Jersey, Channel Islands, serves as the Secretary of the UBS Capital Jersey Corporation II, Ltd. JTC Management Limited's address c/o Jersey Trust Company, P.O. Box 1075, Elizabeth House, 9 Castle Street, St. Helier, Jersey JE4 2QB, Channel Islands.

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UBS CAPITAL AMERICAS III, LLC f/k/a UBS CAPITAL AMERICAS (LA-ADVISOR) LLC

         The names and titles of the managers of UBS Capital Americas III, LLC f/k/a/ UBS Capital Americas (LA-Advisor) LLC and their business addresses and principal occupations are set forth below.

                                                 PRINCIPAL OCCUPATION/
NAME OF MANAGER             NATIONALITY          ADDRESS
---------------             -----------          -------

Charles J. Delaney          American             Principal
                                                 299 Park Avenue
                                                 New York, NY  10171

Michael Greene              American             Principal
                                                 299 Park Avenue
                                                 New York, NY  10171

Justin S. Maccarone         American             Principal
                                                 299 Park Avenue
                                                 New York, NY  10171

George A. Duarte            American             Principal
                                                 299 Park Avenue
                                                 New York, NY  10171

Charles J. Santos-Buch      American             Principal
                                                 299 Park Avenue
                                                 New York, NY  10171

Marcelo Pestarino           Argentinian          Transactor
                                                 Tucuman 1, Piso 16
                                                 (1049) Buenos Aires, Argentina

Luiz Spinola                Brazilian            Transactor
                                                 Av. Juscelino Kubitschek
                                                 50 6 andar
                                                 04543-000 Sao Paolo - SP,
                                                 Brazil

                                     UBS AG

         The names and titles of the members of the Group Executive Board, directors and executive officers of UBS AG and their business addresses and principal occupations are set forth below.

DIRECTORS
---------

                                            PRINCIPAL OCCUPATION/
NAME OF DIRECTOR          NATIONALITY       ADDRESS
----------------          -----------       ---------------------

Chairman:                 Swiss             Prasident des Verwaltungsrates
Marcel Ospel                                UBS AG
                                            Aeschenplatz 6
                                            4002 Basle



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                                            PRINCIPAL OCCUPATION/
NAME OF DIRECTOR          NATIONALITY       ADDRESS
----------------          -----------       ---------------------

Vice Chairman:            Swiss             Vice president des
Alberto Togni                               Verwaltungsrates
                                            UBS AG
                                            Aeschenplatz 6
                                            4002 Basle

Vice Chairman:            Dutch             Vice Chairman
Joannes A.  de Gier                         UBS AG
                                            1 Curzon Street
                                            London

Markus Kundig             Swiss             Vice Chairman
                                            P.O. Box 4463
                                            6304 Zug

Peter Bockli              Swiss             Advocat
                                            Bockli Thomann & Parmer
                                            St. Jakobs-Strasse 41
                                            P.O. Box 2342
                                            4002 Basle

Sir Peter Davis           British           Group Chief Executive
                                            J. Sainsbury plc
                                            Stamford House
                                            Stamford Street
                                            London SE1 9LL

Dr. Rolf A. Meyer         Swiss             Consultant
                                            Heiniweidstrasse 18
                                            8806 Bach

Hans Peter Ming           Swiss             Director of Sika Finanz AG
                                            Wiesenstrasse 7
                                            8008 Zurich

Lawrence A. Weinbach      American          Chairman, President and Chief
                                            Executive Officer
                                            UNYSIS Corporation
                                            P.O. Box 500
                                            Blue Bell, PA
                                            USA

Eric Honegger             Swiss             Chairman, SAir Group
                                            Im Fink 11
                                            8800 Thalwil

         That the names, nationalities and addresses of other responsible persons of the Company are as follows:


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                                                     PRINCIPAL OCCUPATION/
POSITION IN THE COMPANY/NAME        NATIONALITY      ADDRESS
----------------------------        -----------      ---------------------

Lugman Arnold                       Swiss            President
                                                     UBS AG
                                                     Aeschenplatz 6
                                                     4002 Basle

Georges Gagnebin                    Swiss            CEO-Private Banking
                                                     UBS AG
                                                     Bahnhofstrasse 45
                                                     8021 Zurich

Joseph J.  Grano                    American         President and CEO
                                                     UBS Paine Webber
                                                     1285 Avenue of the Americas
                                                     New York, New York

Markus Granziol                     Swiss            Chairman and CEO
                                                     UBS Warburg
                                                     UBS AG
                                                     Bahnhofstrasse 45
                                                     8021 Zurich

Stephan Haeringer                   Swiss            CEO
                                                     UBS Switzerland
                                                     UBS AG
                                                     Bahnhofstrasse 45
                                                     8021 Zurich

Peter De Weck                       Swiss            CEO
                                                     UBS Capital
                                                     UBS AG
                                                     Bahnhofstrasse 45
                                                     8021 Zurich

Peter Wuffli                        Swiss            CEO
                                                     UBS Asset Management
                                                     UBS AG
                                                     Aeschenplatz 6
                                                     4002 Basle

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